UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                        --------------------------------
                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 6, 2006
                                                         ----------------

                       ATLANTIC COAST FEDERAL CORPORATION
                       ----------------------------------
             (Exact name of Registrant as specified in its charter)

          Federal                     000-50962                  59-3764686
          --------                    ---------                  ----------
  (State or Other Jurisdiction       (Commission              (I.R.S. Employer
      of Incorporation)               File Number)           Identification No.)

                   505 Haines Avenue, Waycross, Georgia 31501
                   ------------------------------------------
                    (Address of principal executive offices)

                                 (800) 342-2824
                                 --------------
               Registrant's telephone number, including area code

                                 Not Applicable
                                 --------------
          (Former Name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

| | Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

| | Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

| | Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

| | Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On February 6, 2006, Atlantic Coast Federal, the wholly-owned subsidiary of Atlantic Coast Federal Corporation (the "Bank"), entered in to an employment agreement (the "Agreement") with Robert J. Larison, Jr., President of the Bank and Atlantic Coast Federal Corporation. The Agreement is attached as Exhibit
10.1 to this Current Report on Form 8-K. The Agreement provides for a two year term and an increase in salary to $210,000 per year from $160,000 per year that was provided in the previous contract. The Agreement also provides for certain other benefits in the form of life insurance and disability insurance. In the event that Mr. Larison is terminated without cause, he is entitled to a lump sum payment equal to twice his then current annual salary plus a continuation of benefits for a period of one year following the date of termination.

Additionally, the Board of Directors of the Bank has increased fees for members of the Board. For the year ending December 31, 2006, the Chairman of the Board received an increase of 10% to $1,750 per meeting from $1,591 for the year ended December 31, 2005 and the Vice Chairman and Chairman of the Audit Committee received an increase from $1,379 to $1,448. All other directors received an increase of 5% to $1,337 from $1,273 for the year ended December 31, 2005. In addition, the Board approved a 15% bonus to current members as of December 31, 2005 based upon their 2005 board fee compensation. Employees who serve as directors do not receive board fees.


Item 9.01. Financial Statements and Exhibits.

        (a) Financial Statements of Businesses Acquired: None

        (b) Pro Forma Financial Information: None

        (c) Shell company transactions: None

        (d) Exhibits:

              Exhibit 10.1:  Employment Agreement of Robert J. Larison, Jr.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       ATLANTIC COAST FEDERAL CORPORATION


Date:  February 8, 2006                By: /s/ Robert J. Larison, Jr.
                                           ---------------------------------
                                           Robert J. Larison, Jr.
                                           President and Chief Executive Officer
                                           (Duly Authorized Representative)